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Exhibit 10.2

THIRD AMENDMENT AGREEMENT

        This THIRD AMENDMENT AGREEMENT (this "Amendment") is made as of the 8th day of May, 2012 among:

          (a)   KRATOS DEFENSE & SECURITY SOLUTIONS, INC., a Delaware corporation (the "Borrower");

          (b)   the Lenders, as defined in the Credit Agreement, as hereinafter defined; and

          (c)   KEYBANK NATIONAL ASSOCIATION, as the lead arranger, sole book runner and administrative agent for the Lenders under the Credit Agreement (the "Administrative Agent").

        WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Credit and Security Agreement, dated as of May 19, 2010, as amended and restated as of July 27, 2011, that provides, among other things, for loans and letters of credit aggregating One Hundred Ten Million Dollars ($110,000,000), all upon certain terms and conditions (as amended and as the same may from time to time be further amended, restated or otherwise modified, the "Credit Agreement");

        WHEREAS, the Borrower, the Administrative Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;

        WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

        WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Administrative Agent and the Lenders agree as follows:

          1.    Additions to Definitions in the Credit Agreement.    Section 1.1 of the Credit Agreement is hereby amended to add the following new definition thereto:

            "Pegasus" means the target entity disclosed to the Lenders at the bank group meeting held immediately prior to the Second Amendment Effective Date.

            "Pegasus Acquisition" means the Acquisition by the Borrower of Pegasus, to be consummated no later than April 15, 2013.

          2.    Amendment to Acquisitions Covenant Provisions.    Section 5.13 of the Credit Agreement is hereby amended to delete the introductory clause therefrom and to insert in place thereof the following:

            No Company shall effect an Acquisition; provided that (i) a Company may effect the Integral Acquisition; (ii) a Company may effect the Pegasus Acquisition so long as (A) on or prior to the consummation of the Pegasus Acquisition, the Borrower shall have received gross proceeds of at least One Hundred Million Dollars ($100,000,000) pursuant to the issuance of additional common equity of the Borrower, and (B) the Companies shall be in full compliance with the Loan Documents both prior to and after giving pro forma effect to such Acquisition; and (iii) a Company may effect any such other Acquisition so long as such Acquisition meets all of the following requirements:

          3.    Closing Deliveries.    Concurrently with the execution of this Amendment, the Borrower shall:

            (a)   cause each Guarantor of Payment to execute the attached Guarantor Acknowledgment and Agreement; and

            (b)   pay all legal fees and expenses of the Administrative Agent in connection with this Amendment and any other Loan Documents.

          4.    Post-Closing Delivery.    Prior to or concurrently with the consummation of the Pegasus Acquisition, the Borrower shall deliver to the Administrative Agent an officer's certificate certifying that the Borrower has received gross proceeds of at least One Hundred Million Dollars ($100,000,000) pursuant to the issuance of additional common equity of the Borrower.

          5.    Representations and Warranties.    The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (a) the Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind the Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by the Borrower and the performance and observance by the Borrower of the provisions hereof do not violate or conflict with the Organizational Documents of the Borrower or any law applicable to the Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Borrower; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) the Borrower is not aware of any claim or offset against, or defense or counterclaim to, the Borrower's obligations or liabilities under the Credit Agreement or any other Related Writing; and (g) this Amendment constitutes a valid and binding obligation of the Borrower in every respect, enforceable in accordance with its terms.

          6.    Waiver and Release.    The Borrower, by signing below, hereby waives and releases the Administrative Agent, and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims of which the Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

          7.    References to Credit Agreement and Ratification.    Each reference to the Credit Agreement that is made in the Credit Agreement or any other Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as otherwise specifically provided herein, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

          8.    Counterparts.    This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or other electronic signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

          9.    Headings.    The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

          10.    Severability.    Any provision of this Amendment that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

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          11.    Governing Law.    The rights and obligations of all parties hereto shall be governed by the laws of the State of New York, without regard to principles of conflicts of laws.

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        JURY TRIAL WAIVER.    THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

        IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

KRATOS DEFENSE & SECURITY SOLUTIONS, INC.
By:	/s/ Deanna H. Lund
Name:	Deanna H. Lund
Title:	Executive Vice President & Chief Financial Officer
KEYBANK NATIONAL ASSOCIATION as the Administrative Agent and as a Lender
By:	/s/ Richard H Johanson
Name:	Richard H Johanson
Title:	Senior Vice President

Signature Page 1 of 5 to
Third Amendment Agreement

PNC BANK, NATIONAL ASSOCIATION
By:	/s/ Emily Webster
Name:	Emily Webster
Title:	Vice President

Signature Page 2 of 5 to
Third Amendment Agreement

EAST WEST BANK
By:	/s/ Tom Chang
Name:	Tom Chang
Title:	SVP-Director of Pac NW Region

Signature Page 3 of 5 to
Third Amendment Agreement

CATHAY BANK
By:	/s/ Sandra Kenyon
Name:	Sandra Kenyon
Title:	First Vice President

Signature Page 4 of 5 to
Third Amendment Agreement

BANK OF THE WEST
By:	/s/ Emily J. Kitchell
Name:	Emily J. Kitchell
Title:	Assistant Vice President

Signature Page 5 of 5 to
Third Amendment Agreement

 GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

        The undersigned consent and agree to and acknowledge the terms of the foregoing Third Amendment Agreement dated as of May 8, 2012. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.

        The undersigned hereby waive and release the Administrative Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned are aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

        JURY TRIAL WAIVER.    THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWER, THE ADMINISTRATIVE AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

KRATOS PUBLIC SAFETY & SECURITY
    SOLUTIONS, INC.
KRATOS MID-ATLANTIC, INC.
KRATOS SOUTHEAST, INC.
KRATOS TEXAS, INC.
WFI NMC CORP.
KRATOS TECHNOLOGY & TRAINING
    SOLUTIONS, INC.
AI METRIX, INC.
POLEXIS, INC.
REALITY BASED IT SERVICES, LTD.
SHADOW I, INC.
SHADOW II, INC.
KRATOS INTEGRAL SYSTEMS INTERNATIONAL, INC.
    (F/K/A SHADOW III, INC.)
DIGITAL FUSION, INC.
DIGITAL FUSION SOLUTIONS, INC.
SUMMIT RESEARCH CORPORATION	HAVERSTICK CONSULTING, INC.
HGS HOLDINGS, INC.
DTI ASSOCIATES, INC.
HAVERSTICK GOVERNMENT SOLUTIONS, INC.
ROCKET SUPPORT SERVICES, LLC
JMA ASSOCIATES, INC. (D/B/A TLA ASSOCIATES)
MADISON RESEARCH CORPORATION
GICHNER SYSTEMS GROUP, INC.
GICHNER HOLDINGS, INC.
GICHNER SYSTEMS INTERNATIONAL, INC.
CHARLESTON MARINE CONTAINERS INC.
DALLASTOWN REALTY I, LLC
DALLASTOWN REALTY II, LLC
DEI SERVICES CORPORATION
SCT ACQUISITION, LLC
SCT REAL ESTATE, LLC
By:	/s/ Deanna H. Lund Deanna H. Lund Executive Vice President & Chief Financial Officer	By:	/s/ Deanna H. Lund Deanna H. Lund Executive Vice President & Chief Financial Officer

Signature Page 1 of 2 to
Guarantor Acknowledgement and Agreement

KRATOS DEFENSE ENGINEERING SOLUTIONS, INC.
KRATOS SOUTHWEST L.P.,
    by Kratos Texas, Inc., its general partner
GENERAL MICROWAVE CORPORATION
    (D/B/A HERLEY NEW YORK)
GENERAL MICROWAVE ISRAEL CORPORATION
HERLEY INDUSTRIES, INC.
HERLEY-CTI, INC.
HERLEY-RSS, INC.
MICRO SYSTEMS, INC.
MSI ACQUISITION CORP.
STAPOR RESEARCH, INC.
KRATOS INTEGRAL HOLDINGS, LLC
    (F/K/A IRIS ACQUISITION SUB LLC)
AVTEC SYSTEMS, INC.
CVG, INCORPORATED
LVDM, INC.
LUMISTAR, INC.
NEWPOINT TECHNOLOGIES, INC.
REAL TIME LOGIC, INC.
SAT CORPORATION
SECUREINFO CORPORATION	HENRY BROS. ELECTRONICS, INC.,
    a Delaware corporation
HENRY BROS. ELECTRONICS, INC.,
    a Colorado corporation
HENRY BROS. ELECTRONICS, INC.,
    a Virginia corporation
HENRY BROS. ELECTRONICS, INC.,
    a New Jersey corporation
HENRY BROS. ELECTRONICS, INC.,
    a California corporation
DIVERSIFIED SECURITY SOLUTIONS, INC.
HENRY BROS. ELECTRONICS, LLC
NATIONAL SAFE OF CALIFORNIA, INC.
AIRORLITE COMMUNICATIONS, INC.
By:	/s/ Deanna H. Lund Deanna H. Lund Executive Vice President & Chief Financial Officer	By:	/s/ Deanna H. Lund Deanna H. Lund Executive Vice President & Chief Financial Officer

Signature Page 2 of 2 to
Guarantor Acknowledgement and Agreement

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  Exhibit 10.2
THIRD AMENDMENT AGREEMENT
GUARANTOR ACKNOWLEDGMENT AND AGREEMENT